SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) OCTOBER 7, 2004
                                                         -----------------



                             THOMAS INDUSTRIES INC.
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             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                  1-5426                                  61-0505332
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        (Commission File Number)               (IRS Employer Identification No.)

     4360 BROWNSBORO ROAD, SUITE 300
           LOUISVILLE, KENTUCKY                           40207
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(Address of principal executive offices)                (Zip Code)

         Registrant's telephone number, including area code 502/893-4600
                                                            --------------



                                       N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.        OTHER EVENTS.

         On October 7, 2004, Thomas Industries issued a press release announcing the signing of a letter of intent to buy certain assets of Ruey Chaang Electric Co. Ltd. Of Taipei, Taiwan. A copy of the press release is filed herewith as
Exhibit 99.1 and is hereby incorporated by reference.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  Exhibit Number   Description
                  --------------   -----------

                  99.1 Press Release dated October 7, 2004 announcing the signing of a letter of intent to buy certain assets of Ruey Chaang Electric Co. Ltd. Of Taipei, Taiwan

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THOMAS INDUSTRIES INC.
                                            (Registrant)

                                            By: /s/ Phillip J. Stuecker
                                               ---------------------------------
                                            Phillip J. Stuecker, Vice President
                                            of Finance, Chief Financial Officer,
                                            and Secretary


Dated:  October 7, 2004